UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2004

PMA Capital Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	000-22761 (Commission File Number)	22-2217932 (I.R.S. Employer Identification No.)

380 Sentry Parkway Blue Bell, Pennsylvania (Address of principal executive offices)	19422 (Zip Code)

Registrant's telephone number, including area code:     (215) 665-5046

(Former name or former address, if changed since last report)

1735 Market Street, Suite 3000
Philadelphia, Pennsylvania 19103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On November 30, 2004, John W. Miller, Jr. M.D. retired from the Board of Directors of PMA Capital Corporation. Dr. Miller served on the Board of Directors since 1988. Dr. Miller cited personal reasons for his retirement.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: November 30, 2004	By: /s/ William E. Hitselberger
Name: William E. Hitselberger
Title: Executive Vice President, Chief Financial Officer and Treasurer